UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement.
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☒ Definitive Proxy Statement.
☐  Definitive Additional Materials.
☐ Soliciting Material Pursuant to §240.14a-12.

AMERICAN POWER GROUP CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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☐
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AMERICAN POWER GROUP CORPORATION
7 Kimball Lane, Building A
Lynnfield, Massachusetts 01940
(781) 224-2411

NOTICE OF ANNUAL
MEETING OF STOCKHOLDERS
To Be Held On May 13, 2016

Dear Stockholders:

You are hereby notified that the Annual Meeting of Stockholders of American Power Group Corporation, a Delaware corporation (together with its subsidiaries, the “Company, “we”, “us” or “our”), will be held at 9:00 a.m. on Friday, May 13, 2016 at the offices of Morse, Barnes-Brown & Pendleton, P.C. City Point, 230 Third Avenue, 4th Floor, Waltham, MA 02451 for the following purposes:

1.	To consider and act upon a proposal to elect four directors for the ensuing year;

2.	To approve an amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 200,000,000 to 350,000,000;

3.	To approve, consider and act upon a proposal to approve the adoption of the 2016 Stock Option Plan;

4.	To hold an advisory vote on the compensation of the Company’s named executive officers (the “say-on-pay”);

5.
To consider and act upon a proposal to ratify the selection of the firm of Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. as our independent auditors for the fiscal year ending September 30, 2016; and

6.
To approve one or more adjournments of the Annual Meeting, if deemed necessary to facilitate the approval of the foregoing proposals, including to permit the solicitation of additional proxies if there are not sufficient votes at the time of the Annual Meeting to establish a quorum or to approve such proposals.

7.	To consider and act upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Our Board of Directors unanimously recommends that you vote “FOR” each of the nominees to our Board, “FOR” Proposals 2, 3, 4, 5 and 6 and that you allow our representatives to vote the shares represented by your proxy as recommended by our Board of Directors.

Our Board of Directors has fixed the close of business on March 30, 2016 as the record date for the determination of stockholders entitled to vote at the Annual Meeting, and only holders of record of shares of Common Stock and Preferred Stock at the close of business on that day will be entitled to vote. The stock transfer books of the Company will not be closed.

A complete list of stockholders entitled to vote at the Annual Meeting shall be available for examination by any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours for the ten days prior to the date of the Annual Meeting at our principal executive offices. The list will also be available at the Annual Meeting.

Only stockholders and guests of the Company may attend and be admitted to the Annual Meeting. If your shares are registered in the name of a broker, trust, bank or other nominee, you will need to bring a proxy or a letter from that broker, trust, bank or other nominee or your most recent brokerage account statement that confirms that you are the beneficial owner of those shares.

All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to be present at the Annual Meeting, please fill in, date, sign, and return the enclosed Proxy, which is solicited by management. The Proxy is revocable and will not affect your vote in person in the event you attend the Annual Meeting.

By Order of the Board of Directors

Lyle Jensen
Chief Executive Officer

Lynnfield, Massachusetts
April 15, 2016

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on Friday, May 13, 2016: The Proxy Statement for the Annual Meeting, the Annual Report to Shareholders for the year ended September 30, 2015 and our Quarterly Report on Form 10-Q for the three months ended December 31, 2015 are available at www.americanpowergroupinc.com.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE READ THE PROXY STATEMENT, SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE. YOUR PROXY MAY BE REVOKED AT ANY TIME BEFORE THE VOTE AT THE ANNUAL MEETING BY FOLLOWING THE PROCEDURES OUTLINED IN THE ACCOMPANYING PROXY STATEMENT. THE SHARES REPRESENTED BY YOUR PROXY WILL BE VOTED ACCORDING TO YOUR SPECIFIED RESPONSE. PROPERLY EXECUTED PROXIES THAT DO NOT CONTAIN VOTING INSTRUCTIONS WILL BE VOTED (UNLESS ONE OR MORE NOMINEES ARE UNABLE OR UNWILLING TO SERVE) “FOR” THE ELECTION OF ALL NOMINEES AND “FOR” THE APPROVAL OF PROPOSALS 2 THROUGH 6 AND THE ACTIONS CONTEMPLATED THEREBY. IF YOU FAIL TO RETURN A PROPERLY EXECUTED PROXY CARD OR TO VOTE IN PERSON AT THE SPECIAL MEETING, THE EFFECT WILL BE A VOTE AGAINST PROPOSALS 2 THROUGH 5, WITH NO EFFECT ON PROPOSALS 1 OR 6.

AMERICAN POWER GROUP CORPORATION
7 Kimball Lane, Building A
Lynnfield, Massachusetts 01940
(781) 224-2411

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
To Be Held On Friday, May 13, 2016

The enclosed Proxy is solicited by the Board of Directors (the “Board of Directors”) of American Power Group Corporation, a Delaware corporation, for use at our Annual Meeting of Stockholders (the “Meeting”) to be held on Friday, May 13, 2016 at the offices of Morse, Barnes-Brown & Pendleton, P.C., City Point, 230 Third Avenue, 4th Floor, Waltham, MA 02451, and any adjournments thereof. The Board of Directors has set the close of business on March 30, 2016 as the record date (the “Record Date”) for the determination of stockholders entitled to vote at the Meeting. A stockholder executing and returning a proxy has the power to revoke it at any time before it is exercised by filing a later-dated proxy with, or other communication to, the Secretary of the Company or by attending the Meeting and voting in person. It is anticipated that this Proxy Statement will be mailed to our stockholders on or about April 15, 2016. References to the “Company,” “us,” “we,” or “our,” refer to American Power Group Corporation.

The Annual Meeting is for the purpose of considering and voting:

1.	To consider and act upon a proposal to elect four directors for the ensuing year;

2.	To approve an amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 200,000,000 to 350,000,000;

3.	To approve, consider and act upon a proposal to approve the adoption of the 2016 Stock Option Plan;

4.	To hold an advisory vote on the compensation of the Company’s named executive officers (the “say-on-pay”);

5.
To consider and act upon a proposal to ratify the selection of the firm of Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. as our independent auditors for the fiscal year ending September 30, 2016; and

6.
To approve one or more adjournments of the Annual Meeting, if deemed necessary to facilitate the approval of the foregoing proposals, including to permit the solicitation of additional proxies if there are not sufficient votes at the time of the Annual Meeting to establish a quorum or to approve such proposals.

7.	To consider and act upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors is not aware of any other business to come before the Annual Meeting, and unanimously recommends that you vote “FOR” each of the nominees to our Board, “FOR” Proposals 2, 3, 4, 5 and 6 and that you allow our representatives to vote the shares represented by your proxy as recommended by our Board of Directors.

Only stockholders of record as of the Record Date will be entitled to vote at the Annual Meeting and any adjournments thereof. As of the Record Date, 57,670,668 shares of our Common Stock, par value $.01 per share (“Common Stock”), were issued and outstanding, approximately 741 shares of our 10% Convertible Preferred Stock, par value $1.00 per share (“10% Preferred Stock”), were issued and outstanding, approximately 52 shares of our Series C Convertible Preferred Stock, par value $1.00 per share (“Series C Preferred Stock”), were issued and outstanding, 22 shares of our Series D Convertible Preferred Stock, par value $1.00 per share (“Series D Preferred Stock”), were issued and outstanding, approximately 397 shares of our Series D-2 Convertible Preferred Stock, par value $1.00 per share (“Series D-2 Preferred Stock”), were issued and outstanding, and approximately 205 shares of our Series D-3 Convertible Preferred Stock, par value $1.00 per share (“Series D-3 Preferred Stock”), were issued and outstanding. The holders of our Common Stock are entitled to one vote per share. The holders of our 10% Preferred Stock, Series C Preferred Stock, Series D-2 Preferred Stock and Series D-3 Preferred Stock are entitled to 25,000 votes per share. The holders of our Series D Preferred Stock are entitled to 1,000,000 votes per share. Therefore, the holders of our outstanding shares of 10% Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series D-2 Preferred Stock and Series D-3 Preferred Stock (together, the “Preferred Stock”) have a total of 63,297,505 votes on matters to come before the Annual Meeting on which such holders are entitled to vote, which represents 52% of our outstanding voting securities.

Holders of record of our Common Stock, exclusively and as a separate class, are entitled to elect three of the directors nominated for re-election at the Meeting, and holders of record of our Common Stock and Preferred Stock, voting together as a single class, are entitled to elect one of the directors nominated for re-election at the Meeting. Directors are elected by a plurality of the votes cast by stockholders entitled to vote for directors at the Meeting. The affirmative vote of the holders, as of the Record Date, of (i) a majority of the issued and outstanding shares of our Common Stock, voting as a separate class, and (ii) a majority of the issued and outstanding shares of our Common Stock and Preferred Stock, voting together as a single class, is required to approve Proposal 2. The affirmative vote of the holders, as of the Record Date, of (i) at least 67% of the issued and outstanding shares of our Series D Preferred Stock, voting as a separate class, and (ii) a majority of the issued and outstanding shares of our Common Stock and Preferred Stock, voting together as a single class, that are represented in person or by proxy and voting at the Annual Meeting, is required to approve Proposal 3. The affirmative vote of the holders, as of the Record Date, of a majority of the issued and outstanding shares of our Common Stock and Preferred Stock, voting together as a single class, that are represented in person or by proxy and voting at the Annual Meeting is required in order to approve Proposals 4, 5 and 6. Each of these proposals is more fully described in the accompanying proxy statement.
 The representation in person or by proxy of a majority of the votes entitled to be cast by the holders of Common Stock is necessary to establish a quorum for the purpose of the election of the four nominees to our Board of Directors. The representation in person or by proxy of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Meeting is necessary to establish a quorum for the transaction of all other business to come before the Meeting. Votes withheld from any nominee, abstentions and broker non-votes are counted as present or represented for purposes of determining the presence of a quorum. A “broker non-vote” occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner. A broker “non-vote” will have the same legal effect as a vote against Proposal 2.

Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares present and entitled to vote with respect to any particular matter, but will not be counted as a vote in favor of such matter. Accordingly, an abstention from voting on a matter has the same legal effect as a vote against the matter.

The entire cost of soliciting proxies will be borne by the Company. The costs of solicitation will include the costs of supplying necessary additional copies of the solicitation materials to beneficial owners of shares held of record by brokers, dealers, banks, trustees, and their nominees, including the reasonable expenses of such record holders for completing the mailing of such materials to such beneficial owners. Solicitation of proxies may also include solicitation by telephone, fax, electronic mail, or personal solicitations by directors, officers, or employees of the Company. No additional compensation will be paid for any such services. The Company may engage a professional proxy solicitation firm to assist in the proxy solicitation and, if so, will pay such solicitation firm customary fees plus expenses.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding beneficial ownership of our Common Stock as of March 30, 2016:

•by each of our directors and executive officers;
•by all of our directors and executive officers as a group; and

•	by each person (including any “group” as used in Section 13(d) of the Securities Exchange Act of 1934) who is known by us to own beneficially 5% or more of the outstanding shares of Common Stock.

Unless otherwise indicated below, to the best of our knowledge, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law. As of March 30, 2016, 57,670,668 shares of our Common Stock were issued and outstanding.

Security Ownership of Management and Directors

Name (1)	Number of Shares Beneficially Owned (2)	Percentage of Class (2)
Maurice Needham (3)	2,288,339	3.91%
Lyle Jensen (4)	1,850,747	3.15%
Charles E. Coppa (5)	1,479,494	2.53%
Matthew Van Steenwyk (6)	60,158,327	54.05%
Neil Braverman (7)	19,432,611	25.21%
Jamie Weston (8) (10)	9,094,993	13.75%
Raymond L.M. Wong (9) (10)	9,094,993	13.75%
Charles McDermott (11)	111,111	--
All Executive Officers and Directors as a Group (eight persons)	94,415,622	64.60%

Security Ownership of Certain Beneficial Owners

Name (1)	Number of Shares Beneficially Owned (2)	Percentage of Class (2)
Arrow, LLC (12)	54,889,274	49.32%
Associated Private Equity (13)	19,286,928	25.07%
SMC Reserve Fund II (14)	11,365,513	16.63%
SMC Employee Partnership (15)	9,094,993	13.75%
SMC Select Co-Investment Fund I (16)	7,962,950	12.38%
Ronald H. Muhlenkamp (17)	5,609,230	9.00%
Van Steenwyk GST Trust (18)	3,927,968	6.81%
SMC Reserve Fund II Offshore (19)	2,841,377	4.71%

(1)	Except as noted, each person’s address is care of American Power Group Corporation, 7 Kimball Lane, Building A, Lynnfield, MA 01940.

(2)
Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(3)	Includes 850,000 shares of Common Stock issuable pursuant to immediately exercisable stock options. Also includes 59,556 shares of Common Stock owned by Mr. Needham’s wife.

(4)	Includes 1,090,000 shares of Common Stock issuable pursuant to immediately exercisable stock options.

(5)	Includes 707,000 shares of Common Stock issuable pursuant to immediately exercisable stock options.

(6)
Includes the following beneficially owned through several investment vehicles controlled by Mr. Van Steenwyk, 6,527,835 shares of Common Stock, 15,000,000 shares issuable upon conversion of shares of Series D Preferred Stock, 5,510,208 shares issuable upon conversion of shares of Series D-2 Preferred Stock, 7,789,726 shares issuable upon conversion of shares of Series D-3 Preferred Stock and 25,330,558 shares of Common Stock issuable upon exercise of warrants beneficially owned by Mr. Van Steenwyk and/or Arrow, LLC (“Arrow”), an investment vehicle for Longbow Technology Ventures whose Managing Director is Mr. Van Steenwyk. Also includes 1,000 shares of Common Stock owned by Mr. Van Steenwyk’s wife. Excludes an indeterminate number of shares of Common Stock which the Company may issue to Arrow in lieu of cash dividends on the Series D and D-2 Preferred Stock. Mr. Van Steenwyk and Arrow have notified us of their election to increase the limitation on beneficial ownership under the terms of the preferred stock and warrants held by each of Mr. Van Steenwyk and Arrow to 100% of our Common Stock. Mr. Van Steenwyk’s address is care of Longbow Technology Ventures, LLC 2747 Paradise Road, Suite 3604, Las Vegas, Nevada 89109.

(7)
Mr. Braverman is a member of Associated Private Equity, LLC, a Delaware limited liability company (“Associated”), an entity that beneficially owns 19,206,255 shares of Common Stock which includes 5,000,000 shares of Common Stock issuable upon conversion of shares of Series D Preferred Stock beneficially owned by Associated, 3,333,333 shares of Common Stock issuable upon conversion of Series D-2 Preferred Stock, 1,298,288 shares of Common Stock issuable upon conversion of Series D-3 Preferred Stock and 9,631,621 shares of Common Stock issuable upon the exercise of warrants beneficially owned by Associated and 23,686 shares of Common Stock issued for Preferred Stock dividends. Mr. Braverman is also a member of North Military, Ltd, a Texas company (“North Military”), an entity that beneficially owns 80,673 shares of Common Stock issuable upon conversion of shares of Series D-2 Preferred Stock beneficially owned by North Military. Pursuant to Rule 16a-1 of the Securities Exchange Act of 1934, as amended, Mr. Braverman may be deemed to be the beneficial owner of any securities that may be deemed to be beneficially owned by Associated and North Military. Mr. Braverman disclaims beneficial ownership with respect to any shares of Common Stock except to the extent of his pecuniary interest therein. Excludes an indeterminate number of shares of Common Stock which the Company may issue to Associated and North Military in lieu of cash dividends on the 10% Convertible Preferred Stock. Mr. Braverman’s address is c/o Pathstone Family Office, 1 Bridge Plaza, Suite 550, Fort Lee, NJ 07024.

(8)
Mr. Weston is a partner of SMC Employees Partnership, a New York limited partnership (“SMC EP”), an entity that beneficially owns 9,094,993 shares of Common Stock which includes 1,633,333 shares of Common Stock issuable upon conversion of shares of 10% Convertible Preferred Stock and 2,596,575 shares of Common Stock issuable upon conversion of shares of Series C Preferred Stock beneficially owned by SMC EP, 4,229,908 shares of Common Stock issuable upon exercise of warrants beneficially owned by SMC EP and 635,177 shares of Common Stock issued for Preferred Stock dividends. Pursuant to Rule 16a-1 of the Securities Exchange Act of 1934, as amended, Mr. Weston may be deemed to be the beneficial owner of any securities that may be deemed to be beneficially owned by SMC EP. Mr. Weston disclaims beneficial ownership with respect to any shares of Common Stock except to the extent of his pecuniary interest therein. Excludes an indeterminate number of shares of Common Stock which the Company may issue to SMC EP in lieu of cash dividends on the 10% Convertible Preferred Stock. Mr. Weston’s address is care of Spring Mountain Capital, LLC, 650 Madison Avenue, 20th Floor, New York, New York 10022.

(9)
Mr. Wong is a partner of SMC Employees Partnership, a New York limited partnership (“SMC EP”), an entity that beneficially owns 9,094,993 shares of Common Stock which includes 1,633,333 shares of Common Stock issuable upon conversion of shares of 10% Convertible Preferred Stock and 2,596,575 shares of Common Stock issuable upon conversion of shares of Series C Preferred Stock beneficially owned by SMC EP, 4,229,908 shares of Common Stock issuable upon exercise of warrants beneficially owned by SMC EP and 635,177 shares of Common Stock issued for Preferred Stock dividends. Pursuant to Rule 16a-1 of the Securities Exchange Act of 1934, as amended, Mr. Wong may be deemed to be the beneficial owner of any securities that may be deemed to be beneficially owned by SMC EP. Mr. Wong disclaims beneficial ownership with respect to any shares of Common Stock except to the extent of his pecuniary interest therein. Excludes an indeterminate number of shares of Common Stock which the Company may issue to SMC EP in lieu of cash dividends on the 10% Convertible Preferred Stock. Mr. Wong’s address is care of Spring Mountain Capital, LLC, 650 Madison Avenue, 20th Floor, New York, New York 10022.

(10)
The shares held by SMC EP and considered to be beneficially owned by both Mr. Wong and Mr. Weston are included once for purposes of calculating the total shares beneficially owned by all officers and directors as a group.

(11)	Includes 111,111 shares of Common Stock issuable pursuant to immediately exercisable stock options.

(12)
Includes 1,258,782 shares of Common Stock issued for Preferred Stock dividends, 15,000,000 shares issuable upon conversion of shares of Series D Preferred Stock, 5,510,208 shares issuable upon conversion of shares of Series D-2 Preferred Stock, 7,789,726 shares issuable upon conversion of shares of Series D-3 Preferred Stock and 25,330,558 shares of Common Stock issuable upon exercise of warrants beneficially owned by Mr. Van Steenwyk and/or Arrow, LLC (“Arrow”), an investment vehicle for Longbow Technology Ventures whose Managing Director is Mr. Van Steenwyk. Also includes 1,000 shares of Common Stock owned by Mr. Van Steenwyk’s wife. Excludes an indeterminate number of shares of Common Stock which the Company may issue to Arrow in lieu of cash dividends on the Series D and D-2 Preferred Stock. Mr. Van Steenwyk and Arrow have notified us of their election to increase the limitation on beneficial ownership under the terms of the preferred stock and warrants held by each of Mr. Van Steenwyk and Arrow to 100% of our Common Stock. Mr. Van Steenwyk’s address is care of Longbow Technology Ventures, LLC 2747 Paradise Road, Suite 3604, Las Vegas, Nevada 89109.

(13) Includes 5,000,000 shares of Common Stock issuable upon conversion of shares of Series D Preferred Stock beneficially owned by Associated, 3,333,333 shares of Common Stock issuable upon conversion of Series D-2 Preferred Stock, 1,298,288 shares of Common Stock issuable upon conversion of Series D-3 Preferred Stock and 9,631,621 shares of Common Stock issuable upon the exercise of warrants beneficially owned by Associated and 23,686 shares of Common Stock issued for Preferred Stock dividends. Pursuant to Rule 16a-1 of the Securities Exchange Act of 1934, as amended, Mr. Braverman may be deemed to be the beneficial owner of any securities that may be deemed to be beneficially owned by Associated. Mr. Braverman disclaims beneficial ownership with respect to any shares of Common Stock except to the extent of his pecuniary interest therein. Excludes an indeterminate number of shares of Common Stock which the Company may issue to Associated in lieu of cash dividends on the 10% Convertible Preferred Stock. Mr. Braverman’s address is c/o Pathstone Family Office, 1 Bridge Plaza, Suite 550, Fort Lee, NJ 07024.

(14)
Includes 5,333,333 shares of Common Stock issuable upon conversion of shares of 10% Convertible Preferred Stock, 5,333,333 shares of Common Stock issuable upon exercise of warrants and 698,847 shares of Common Stock issued for Preferred Stock dividends. Excludes an indeterminate number of shares of Common Stock which the Company may issue to the stockholder in lieu of cash dividends on the 10% Convertible Preferred Stock. The stockholder’s address is care of Spring Mountain Capital, LLC, 650 Madison Avenue, 20th Floor, New York, New York 10022.

(15) Includes 1,633,333 shares of Common Stock issuable upon conversion of shares of 10% Convertible Preferred Stock and 2,596,575 shares of Common Stock issuable upon conversion of shares of Series C Preferred Stock beneficially owned by SMC EP, 4,229,908 shares of Common Stock issuable upon exercise of warrants beneficially owned by SMC EP and 635,177 shares of Common Stock issued for Preferred Stock dividends. Excludes an indeterminate number of shares of Common Stock which the Company may issue to SMC EP in lieu of cash dividends on the 10% Convertible Preferred Stock. The investor’s address is care of Spring Mountain Capital, LLC, 650 Madison Avenue, 20th Floor, New York, New York 10022.

(16)
Includes 3,333,333 shares of Common Stock issuable upon conversion of shares of 10% Convertible Preferred Stock, 3,333,333 shares of Common Stock issuable upon exercise of warrants and 1,296,284 shares of Common Stock issued for Preferred Stock dividends. Excludes an indeterminate number of shares of Common Stock which the Company may issue to the stockholder in lieu of cash dividends on the 10% Convertible Preferred Stock and Series C Preferred Stock. The stockholder’s address is care of Spring Mountain Capital, LLC, 650 Madison Avenue, 20th Floor, New York, New York 10022.

(17)
Includes 2,333,333 shares of Common Stock issuable upon conversion of shares of 10% Convertible Preferred Stock, 2,333,333 shares of Common Stock issuable upon exercise of warrants and 942,564 shares of Common Stock issued for Preferred Stock dividends. Excludes an indeterminate number of shares of Common Stock which the Company may issue to the stockholder in lieu of cash dividends on the 10% Convertible Preferred Stock. Excludes an indeterminate number of shares of Common Stock which the Company may issue to the stockholder in lieu of cash dividends on the 10% Convertible Preferred Stock. The stockholder’s address is 725 Three Degree Road, Butler, Pennsylvania 16002.

(18)
The Van Steenwyk GST Trust is an investment vehicle for Mr. Van Steenwyk who is deemed a beneficial owner of any securities owned by the Van Steenwyk GST Trust and whose address is care of Longbow Technology Ventures, LLC 2747 Paradise Road, Suite 3604, Las Vegas, Nevada 89109.

(19)
Includes 1,333,333 shares of Common Stock issuable upon conversion of shares of 10% Convertible Preferred Stock, 1,333,333 shares of Common Stock issuable upon exercise of warrants and 174,711 shares of Common Stock issued for Preferred Stock dividends. Excludes an indeterminate number of shares of Common Stock which the Company may issue to the stockholder in lieu of cash dividends on the 10% Convertible Preferred Stock. The stockholder’s address is care of Spring Mountain Capital, LLC, 650 Madison Avenue, 20th Floor, New York, New York 10022.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board of Directors has proposed that Messrs. Braverman, McDermott and Jensen will be nominated to be elected by the holders of our Common Stock, and that Mr. Van Steenwyk will be nominated to be elected by the holders of our Common Stock and Preferred Stock, voting together as a single class, each to serve as directors until the next Annual Meeting of Stockholders or until their successors are elected. Our three other current members of the Board of Directors, Messrs. Needham, Wong and Weston, have each been elected by only the holders of the Preferred Stock pursuant to the terms of the Preferred Stock and an amended and restated voting agreement entered into upon the issuance of the Series D Preferred Stock (the “Voting Agreement”). These three directors will continue to hold office until the next annual meeting and until their respective successors are elected, or until their earlier resignation or removal.

Shares represented by all proxies received by the Board of Directors and not so marked to withhold authority to vote for any individual nominee will be voted (unless one or more nominees are unable or unwilling to serve) “FOR” the election of all nominees. The Board of Directors knows of no reason why any such nominees should be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of some other person or for fixing the number of directors at a lesser number.

The following information is set forth with respect to each nominee for election as a director.

Nominee’s Name	Position(s) Held	Year Term Will Expire
Lyle Jensen	Chief Executive Officer, President and Director	2017
Charles McDermott	Director	2017
Neil Braverman	Director	2017
Matthew Van Steenwyk	Director	2017

The Board of Directors recommends a vote “FOR” each of the nominees listed above.

Occupations of Directors, Director Nominees and Executive Officers

Our directors and executive officers are as follows:

Name	Age	Position
Maurice Needham	75	Chairman of the Board of Directors
Lyle Jensen	64	Chief Executive Officer; President; Director
Charles E. Coppa	53	Chief Financial Officer; Treasurer; Secretary
Neil Braverman	77	Director
Chuck McDermott	64	Director
Matthew Van Steenwyk	60	Director
Jamie Weston	52	Director
Raymond L.M. Wong	63	Director

Each director is elected for a period of one year at the annual meeting of stockholders and serves until his or her successor is duly elected by the stockholders. The holders of our Common Stock, voting as a separate class, are entitled to elect three members of the Board of Directors (the “Common Directors”). The holders of all of our Preferred Stock, voting together as a single class, have the right to elect three members of the Board of Directors (the “Preferred Directors”). The holders of our Common Stock and our Preferred Stock, voting together as a single class, have the right to elect the balance of the total number of directors (the “Joint Directors”). Under the terms of the Voting Agreement, however, the holders of all of our Preferred Stock have agreed that:

•
So long as Arrow, an investment vehicle for Longbow Technology Ventures whose Managing Director is Mr. Van Steenwyk, owns shares of Preferred Stock, they will vote for two Investor Directors designated by Arrow (currently Messrs. Wong and Weston);

•	So long as Associated, of which Mr. Braverman is a member, owns shares of Preferred Stock, they will vote for one Investor Director designated by Associated (currently Mr. Needham);

•
So long as Arrow owns shares of Preferred Stock, Arrow has the exclusive right, as among the holders of the Preferred Stock, to nominate the three candidates for election to the Board as Common Directors and the candidate for election to the Board as the Joint Director. The holders of all of our Preferred Stock have agreed that they will vote for any such candidates nominated by Arrow.

The officers are appointed by and serve at the discretion of the Board of Directors. All outside directors receive $5,000 per quarter as board compensation. Messrs. Van Steenwyk, Weston and Wong have agreed to forgo their quarterly retainers.

We have established an Audit Committee consisting of Mr. Weston (Chair), McDermott and Wong and a Compensation Committee consisting of Messrs. Van Steenwyk (Chair), Braverman, McDermott and Weston.

Our Board of Directors has determined that Mr. Weston is an “audit committee financial expert” within the meaning given that term by Item 407(d)(5) of Regulation S-K.

MAURICE E. NEEDHAM has been Chairman since June 1993. From June 1993 to July 21, 1997, Mr. Needham also served as Chief Executive Officer. He previously served as a Director of Comtel Holdings, an electronics contract manufacturer. He previously served as Chairman of Dynaco Corporation, a manufacturer of electronic components which he founded in 1987. Prior to 1987, Mr. Needham spent 17 years at Hadco Corporation, a manufacturer of electronic components, where he served as President, Chief Operating Officer and Director. We believe that Mr. Needham’s extensive business, operational and management experience, including his over twenty-three years with our Company give him the qualifications and skills to serve as a director.

LYLE JENSEN has been a Director since May 2002. On April 12, 2006, Mr. Jensen became our Chief Executive Officer. Mr. Jensen previously was Executive Vice President/Chief Operations Officer of Auto Life Acquisition Corporation, an automotive aftermarket dealer of fluid maintenance equipment. Prior to that, he was a Business Development and Operations consultant after holding executive roles as Chief Executive Officer and minority owner of Comtel and Corlund Electronics, Inc. He served as President of Dynaco Corporation from 1988 to 1997; General Manager of Interconics from 1984 to 1988; and various financial and general management roles within Rockwell International from 1973 to 1984. The Board of Directors believes Mr. Jensen has the necessary qualifications and skills to serve as Chief Executive Officer and as a director based on his financial and operational background and the management expertise he has cultivated during his nearly fourteen year tenure with our Company.

CHARLES E. COPPA has served as Chief Financial Officer, Treasurer and Secretary since March 1998. From October 1995 to March 1998, he served as Corporate Controller. Mr. Coppa was Chief Financial Officer and Treasurer of Food Integrated Technologies, a publicly-traded development stage company from July 1994 to October 1995. Prior to joining Food Integrated Technologies, Inc., Mr. Coppa served as Corporate Controller for Boston Pacific Medical, Inc., a manufacturer and distributor of disposable medical products, and Corporate Controller for Avatar Technologies, Inc., a computer networking company. From 1985 to 1990 Mr. Coppa was as an auditor with Grant Thornton where he obtained his CPA designation. The Board of Directors believes Mr. Coppa has the necessary qualifications and skills to serve as Chief Financial Officer based on his financial and management expertise he has cultivated during his twenty year tenure with the Company.

NEIL BRAVERMAN has been a Director since April 30, 2012. Mr. Braverman is the founder of Associated Private Equity. He previously founded and was co-Chairman of Safeskin Corporation, the leading manufacturer of latex/synthetic gloves to the healthcare and electronic markets, which was sold to Kimberly Clark Corporation in 1999. Prior to Safeskin Corporation, Mr. Braverman founded Paramount Oil Corporation, a manufacturer of motor and industrial oils. During his career, Mr. Braverman founded and managed numerous real estate investments and manufacturing firms. He began his entrepreneur career founding and building the largest wig company in the U.S., which was sold to U.S. Industries. The Board of Directors believes Mr. Braverman’s extensive business and management experience give him the qualifications and skills to serve as a director and member of the Compensation Committee.

CHARLES MCDERMOTT has been a Director since October 1, 2015. Mr. McDermott has been a General Partner of Rockport Capital, a venture capital firm that invests in the areas of alternative and traditional energy, mobility, and sustainability, since 1998. Mr. McDermott has over 20 years of experience in the clean technology industry. Prior to joining Rockport Capital, Mr. McDermott was Vice President of Governmental Affairs at Waste Management. He also directed the successful campaign of Congressman Joseph Kennedy II in 1986 and served two terms as his Chief of Staff. Mr. McDermott attended Yale University and after leaving Yale began a 14 year career in the music business as a songwriter, performer and recording artist. The Board of Directors believes Mr. McDermott’s extensive business and management experience give him the qualifications and skills to serve as a director and member of the Audit Committee and Compensation Committee.

MATTHEW VAN STEENWYK has been a director since July 2015. Mr. Van Steenwyk has been Managing Director of Longbow Technology Ventures, a technology investment fund located in Las Vegas, NV since 2010 and is a director and partner at Northern Cross Partners, a Los Angeles based merchant bank offering financial and operation advisory services to companies in the small and middle market since 2012. Mr. Van Steenwyk has over twenty-five years of investing and operating experience across multiple industries with a strong focus on energy related industries. After graduating from the United States Air Force Academy, Mr. Van Steenwyk flew jet fighters during the Cold War and later went on to oversee a six billion dollar procurement/fighter replacement project for the Air Force. In 1986, he left the Air Force to join a small firm in the energy services sector. There, he was part of the executive team that built the company into what is now global firm with over 1,400 employees and operations in Canada, Europe, the Middle East, Asia Pacific, Latin America and the United States. The Board of Directors believes Mr. Van Steenwyk’s extensive business and management experience give him the qualifications and skills to serve as a director and Chairman of the Compensation Committee.

JAMIE WESTON has been a Director since April 30, 2012. Since April 2011, Mr. Weston has served as a Managing Director of Spring Mountain Capital. From July 1995 to October 2010, he was a Partner at The Wicks Group of Companies, a private equity firm with close to $1 billion under management, focused on selected segments of the information, education, and media industries. During his 15 years at Wicks, Mr. Weston was an integral part of its investment and management activities and served on the board of directors of many of its portfolio companies. While at Wicks, he directly structured and negotiated more than 20 acquisitions and divestitures and worked on more than 40 additional closed transactions. Prior to Wicks, Mr. Weston worked at IBJ Whitehall Bank & Trust Company and National Westminster Bancorp, where he completed leveraged financings. Mr. Weston serves on the board of directors of several companies, including Activate Healthcare LLC, Outrigger Media, Inc., Ziften Technologies, Inc. and Prevalent, Inc. He received an M.B.A. from Fordham University and a B.A. in Economics from Drew University. The Board of Directors believes that Mr. Weston’s extensive business and financial experience give him the qualifications and skills to serve as a director and Chairman of the Audit Committee and member of the Compensation Committee.

RAYMOND L.M. WONG has been a Director since October 2013. Since 2007, Mr. Wong has been a Managing Director of Spring Mountain Capital’s private equity group. Mr. Wong was previously a senior Managing Director in the Investment Banking Division of Merrill Lynch & Co., Inc. While at Merrill Lynch, Mr. Wong served on the Investment Banking Operating Committee and as Chairman of the Corporate Finance Committee. During his 25 years at Merrill Lynch, he had responsibility for the corporate finance relationships for many of the firm’s largest corporate clients. Before joining Spring Mountain Capital, Mr. Wong was the Managing Member of DeFee Lee Pond Capital LLC, a financial advisory and investment firm. Mr. Wong serves on the board of directors of several companies, including Alleghany Corporation, Hurel Corporation and Oncoceutics, Inc. Mr. Wong received his M.B.A. with honors from Harvard Business School and graduated summa cum laude from Yale College with a B.A. in Political Science. The Board of Directors believes that Mr. Wong’s extensive business and financial experience give him the qualifications and skills to serve as a director and member of the Audit Committee.

Certain Relationships and Related Transactions

Item 404(a) of Regulation S-K requires that we disclose any transaction or proposed transaction in which we are a participant and in which any related person has or will have a direct or indirect material interest involving more than the lesser of (i) $120,000 or (ii) one percent of the average of our total assets at the end of each of the last two completed fiscal years. A related person is any executive officer, director, nominee for director, or holder of 5% or more of our Common Stock, or an immediate family member of any of those persons.

Related Party Transactions

In April 2012, we amended the exclusive patent license agreement with M&R Development Inc. (“M&R”), which is co-owned by one of our American Power Group employees pursuant to which, effective April 1, 2012, the monthly royalty amount due to M&R became the lesser of 10% of net sales or 30% of pre-royalty EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization). No royalties are due if cumulative EBITDA is less than zero. During the fiscal years ended September 30, 2015 and 2014 no license fees were due to M&R.
In conjunction with the July 2009 acquisition of substantially all the American Power Group operating assets, including the name American Power Group (excluding its dual fuel patent), we acquired a promissory note from the previous owners of American Power Group (renamed M&R Development, Inc.), payable to the Company, in the principal amount of $797,387. The note bears interest at the rate of 5.5% per annum and was based on the difference between the assets acquired and the consideration given.

In conjunction with the 10% Convertible Preferred Stock financing in April 2012, we amended the note to increase the amount of royalties payable under a technology license that can be applied to the outstanding principal and interest payments to 50% of the royalty payments due to M&R and defer all interest and principal payments due under the note through the end of calendar 2013. Thereafter, the aggregate principal amount due under the note was to be paid in eight equal quarterly payments plus interest but M&R will not be required to make any payments under the note until such time as we begin to make royalty payments and then, those payments will be limited to a maximum of 50% of any royalty payment due M&R on a quarterly basis. No payments have been made under the amended note as of September 30, 2015. We have classified 100% of the balance as long term. We consider this a related party note as one of the former owners of American Power Group is now an employee of ours. As of September 30, 2015, accrued interest due under the note was $148,990.

Our dual fuel conversion subsidiary leases office and warehousing space in Iowa from M&R. In April 2014, we renewed the lease agreement through April 2017 at a monthly rental payment of $10,260 on a triple net basis. For the fiscal years ended September 30, 2015 and 2014, total related party rental expense in connection with this non-cancellable real estate lease amounted to $144,934 and $146,594, respectively.

In September 2010, Charles Coppa, our Chief Financial Officer loaned us $50,000 in connection with a private placement of 12% six-month promissory notes. In October 2011, Lyle Jensen, our President and Chief Executive Officer, loaned us $150,000 pursuant to the terms of a 10% promissory note due November 27, 2011. In conjunction with the 10% Convertible Preferred Stock financing in April 2012, these officers agreed to extend the maturity of their notes until April 30, 2014 (subsequently extended to October 1, 2015) and reduce their interest rate to 8%. Mr. Jensen’s loan was paid off in conjunction with our October 2014 refinancing of our credit facility with our primary lender, Iowa State Bank and in September 2015, Mr. Coppa agreed to extend the maturity of his note and accept monthly payments of $10,000 per month starting in January 2016 and ending in May 2016.

During fiscal 2015, Mr. Coppa agreed to accept 78,925 shares of our Common Stock (valued at $13,077) for vacation pay due him and in 2014, Messrs. Jensen and Coppa agreed to accept 44,500 shares of our Common Stock (valued at $27,359) for vacation pay due them.

On November 28, 2014, we completed a private placement of $2 million of Series B 10% Convertible Preferred Stock with an entity controlled by Matthew Van Steenwyk, a member of our Board of Directors. On June 2, 2015, we completed a private placement of $2.475 million of Contingent Convertible Promissory Notes with several existing shareholders and entities affiliated with several members of our Board of Directors including Messrs. Van Steenwyk, Braverman, Wong and Weston. These notes were converted into shares of Series C Convertible Preferred Stock on October 21, 2015.

On June 30, 2015, we loaned Trident Resources, LLC, an entity owned by one of our employees, $737,190 in connection with our exploration of a potential strategic relationship with Trident relating to our Fueled By Flare™ initiative. Effective December 1, 2015, we amended and restated this note. As of that date, Trident had repaid $240,000 and the outstanding principal balance was $497,190.

On August 12, 2015, we signed a license agreement with Trident under which we acquired the exclusive worldwide right to commercialize Trident’s proprietary Natural Gas Liquids (“NGL”) process technology and we purchased two of Trident’s NGL processing systems for $1.716 million, which we paid by issuing Trident two secured promissory note. Effective December 1, 2015, we amended and restated these notes, consolidating them into a single note, and amending their terms.

On January 8, 2016, we completed a private placement of $2.2 million of Series D Convertible Preferred Stock with several existing shareholders and entities affiliated with Messrs. Van Steenwyk and Braverman.

All transactions, including loans, between us and our officers, directors, principal stockholders, and their affiliates are approved by a majority of the independent and disinterested outside directors on the Board of Directors. Management believes these transactions were consummated on terms no less favorable to us than could be obtained from unaffiliated third parties.

Code of Business Conduct and Ethics

We have adopted a code of business conduct that applies to officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as well as to members of our Board of Directors. We have posted our code of ethics on our corporate website, www.americanpowergroupinc.com.

Board Leadership Structure

Currently, the positions of Chairman of the Board of Directors and Chief Executive Officer are held by separate persons, with the position of Chairman filled by Mr. Needham, a non-executive director.  The Board believes that the separation of the roles of Chairman of the Board of Directors and Chief Executive Officer is appropriate as it allows the Chief Executive Officer to focus primarily on management and strategy responsibilities, while allowing the independent Chairman to focus on leadership of the Board of Directors, providing feedback and advice to the Chief Executive Officer and providing a channel of communication between the Board members and the Chief Executive Officer and other members of senior management.  The Chairman of the Board presides over all Board meetings and works with senior management to develop agendas for Board meetings. The Chairman advises the Chief Executive Officer and other members of senior management on business strategy and leadership development.  He also works with the Board to drive decisions about particular strategies and policies and, in concert with the independent Board committees, facilitates a performance evaluation process of the Board and its committees. Our Board recognizes that future circumstances may lead it to change the leadership structure depending on our needs at the time, and as such, believes that it is important to retain flexibility.

Role of Board of Directors in Risk Oversight

One of the responsibilities of our Board is to review and evaluate the process used to assess major risks facing the Company and to periodically review assessments prepared by our senior management of such risks, as well as options for their mitigation.

Our Board leadership structure, together with the frequent interaction between our directors and members of senior management, assist in this effort. Communications between our Board and senior management regarding long-term strategic planning and short-term operational practices include matters of material risk inherent in our business.

The Board of Directors also plays an active role, as a whole and at the committee level, in overseeing management of the Company’s risks. The entire Board of Directors is formally apprised at least annually of the Company’s enterprise risk management efforts. The Board reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Audit Committee is responsible for overseeing the management of financial and accounting risks. The Compensation Committee is responsible for overseeing the management of risks relating to executive compensation plans and arrangements. While each committee is responsible for the evaluation and management of such risks, the entire Board is regularly informed through committee reports.

Independence of the Board of Directors

The Board of Directors has adopted director independence guidelines that are consistent with the definitions of “independence” as set forth in Section 301 of the Sarbanes-Oxley Act of 2002 and Rule 10A-3 under the Securities Exchange Act of 1934. In accordance with these guidelines, the Board of Directors has reviewed and considered facts and circumstances relevant to the independence of each of our directors and has determined that, each of Messrs. Braverman, McDermott,Van Steenwyk, Weston and Wong qualifies as “independent.”

The Board of Directors has determined that each of Messrs. Braverman, McDermott, Needham, Van Steenwyk, Weston and Wong are independent as defined in Section 803 of the NYSE MKT Company Guide, including, in the case of members of the Audit Committee, the independence requirements set forth in Rule 10A-3, under the Exchange Act.

Board Meetings

Our Board of Directors met twenty times, in person or by telephone, during the fiscal year ended September 30, 2015. None of the directors attended fewer than 75% of the meetings held during the period. There were no actions taken by unanimous consent in lieu of a meeting during the fiscal year ended September 30, 2015.

Committees of the Board of Directors

Our Board of Directors has established an Audit Committee and a Compensation Committee.

Audit Committee: The Audit Committee of the Board of Directors acts to: (i) acquire a complete understanding of our audit functions; (ii) review with management and our independent accountants our finances, financial condition and interim financial statements; (iii) review with the independent accountants our year-end financial statements; and (iv) review implementation with the independent accountants and management any action recommended by our independent accountants. The Audit Committee met five times during the fiscal year ended September 30, 2015. None of the members of the Audit Committee attended fewer than 75% of the meetings held during the period.

A copy of the Audit Committee charter is available at www.americanpowergroupinc.com. The Board of Directors has determined that the three members of the Audit Committee, Messrs. McDermott, Weston and Wong, are “independent” within the meaning given to the term by Section 803 of the NYSE MKT Company Guide.

Report of the Audit Committee

The Audit Committee has reviewed and discussed our audited consolidated balance sheets and statements of operations, cash flows and stockholders’ equity for the fiscal years ended September 30, 2015 and 2014 with management. The Audit Committee has discussed with our independent auditors the matters required to be discussed by Auditing Standard No. 16, Communication with Audit Committees.

The Audit Committee has also received and reviewed written disclosures and the letter from Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. as required by the Public Company Accounting Oversight Board and has discussed with Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. their independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2015 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Jamie Weston, Chairman

Charles McDermott

Raymond L.M. Wong

Compensation Committee: The Compensation Committee of the Board of Directors sets the compensation of the Chief Executive Officer and reviews and approves the compensation arrangements proposed by the Chief Executive Officer for all other officers. In addition, the Compensation Committee administers and interprets the Company’s equity-based plans, including determining the individuals to whom stock options are awarded, the terms upon which the option grants are made, and the number of shares subject to each option granted. The Compensation Committee met two times during the fiscal year ended September 30, 2015. None of the members of the Compensation Committee attended fewer than 75% of the meetings held during the period. A copy of the Compensation Committee charter is available at www.americanpowergroupinc.com. The Board of Directors has determined that all four members of the Compensation Committee, Messrs. Braverman, McDermott, Van Steenwyk and Weston, are “independent” within the meaning given to the term by Section 803 of the NYSE MKT Company Guide.

Our Board of Directors has not established a nominating committee. Our Board believes that each of our current members should, and does, participate in the consideration of director nominees. The policy of our Board is to consider director candidates recommended by our stockholders. Stockholders wishing to nominate director candidates must comply with certain procedures and notice requirements set forth in our By-Laws. Nominations must be submitted in writing to our principal executive office on a timely basis and must contain certain information set forth in our By-Laws. See “Advance Notice Procedures” below. Our Board has not established a formal charter regarding the nomination and consideration of director candidates.

Stockholders may communicate directly with members of our Board of Directors by sending a letter or other written communication to The Chairman of the Board (or, if applicable to an individual director by name), in care of the Corporate Secretary, American Power Group Corporation, 7 Kimball Lane, Building A, Lynnfield, MA 01940. Our current policy is to forward all communications to the Chairman of the Board or the individually named director, if applicable, but we reserve the right to modify that policy in the future.

Executive and Director Compensation

Summary Compensation Table

The following table summarizes the compensation paid or accrued for services rendered during the fiscal years ended September 30, 2015 and 2014, to our Chief Executive Officer and our Chief Financial Officer. We did not grant any stock appreciation rights or make any long-term plan payouts during the fiscal years ended September 30, 2015 and 2014.

	Annual Compensation
Name and Principal Position	Fiscal Year	Salary	Bonus	Option Awards	All Other Compensation (1)	Total
Lyle Jensen, Chief Executive Officer	2015	$262,500	$—	$—	$27,701	$290,201
	2014	$262,500	$—	$—	$43,530	$288,382

Charles E. Coppa, Chief Financial Officer	2015	$170,000	$—	$—	$36,167	$206,167
	2014	$170,000	$—	$—	$36,622	$192,095

(1)
Represents payments made to or on behalf of Messrs. Jensen and Coppa for health and life insurance and auto allowances. During fiscal 2015, Mr. Coppa agreed to take $13,077 of accrued vacation pay and purchase an aggregate of 78,925 shares of our Common Stock with the net proceeds. In addition, during fiscal 2014, Messrs. Coppa and Jensen agreed to take $13,371 and $20,192, respectively of accrued vacation pay and purchase an aggregate of 44,500 shares of our Common Stock with the net proceeds.

Employment Agreements

Mr. Jensen has a five-year employment agreement pursuant to which he receives a base salary of $262,500 per year. The agreement automatically renews for one additional year upon each anniversary, unless notice of non-renewal is given by either party. We may terminate the agreement without cause on 30 days’ prior notice. The agreement provides for payment of twelve months’ salary and certain benefits as a severance payment for termination without cause. Any increases in Mr. Jensen’s base salary will be made in the discretion of the Board of Directors upon the recommendation of the Compensation Committee. Mr. Jensen’s employment agreement provides for cash incentive compensation in respect of any fiscal year of up to the lesser of (x) 20% of our audited annual profit after tax, as reported in the financial statements included in our Annual Report on Form 10-K for such fiscal year or (y) $150,000 and stock options based on (i) non-financial criteria which may be established by the Board of Directors and (ii) upon a calculation of our annual audited earnings before interest, taxes, depreciation and amortization (“EBITDA”) as a percentage of our revenue, as follows:

	EBITDA as a % of Revenue	Stock Option Performance Incentive Earned
Base:	< 11.0%	None
Level I:	11.1% - 11.99%	Options to purchase 20,000 shares of the Company’s Common Stock.
Level II:	12.0% - 12.99%	Options to purchase 40,000 shares of the Company’s Common Stock.
Level III:	13.0% - 13.99%	Options to purchase 60,000 shares of the Company’s Common Stock.
Level IV:	14.0% - 14.99%	Options to purchase 80,000 shares of the Company’s Common Stock.
Level V:	>15.0%	Options to purchase 100,000 shares of the Company’s Common Stock.

Mr. Jensen did not receive any incentive compensation during fiscal years ended September 30, 2015 or 2014.

Mr. Coppa has a two-year employment agreement pursuant to which he receives a base salary of $170,000 per year. The agreement automatically renews for two additional years upon each anniversary, unless notice of non-renewal is given by either party. We may terminate the agreement without cause on 30 days’ prior notice. The agreement provides for payment of twelve months’ salary and certain benefits as a severance payment for termination without cause. Any increases in Mr. Coppa’s base salary will be made in the discretion of the Board of Directors upon the recommendation of the Compensation Committee. Mr. Coppa’s employment agreement also provides for incentive compensation in respect of any fiscal year based on mutually agreed performance measures as determined our Compensation Committee. Any increases or bonuses will be made at the discretion of our Board of Directors upon the recommendation of the Compensation Committee. Mr. Coppa did not receive any incentive compensation during fiscal years ended September 30, 2015 or 2014.

Outstanding Equity Awards

The following table sets forth information concerning outstanding stock options for each named executive officer as of September 30, 2015:

		Number of Securities Underlying Unexercised Options		Exercise Price Per Share	Option Expiration Date
Name	Date of Grant	Exercisable	Unexercisable
Lyle Jensen	April 12, 2006 (1)	500,000	--	$0.28	April 12, 2016
	December 18, 2006 (1)	100,000	--	$0.35	December 18, 2016
	December 29, 2006 (2)	25,000	--	$0.36	December 29, 2016
	February 8, 2008 (2)	100,000	--	$0.34	February 8, 2018
	September 30, 2008 (2)	100,000	--	$0.33	September 30, 2018
	November 17, 2008 (1)	100,000	--	$0.33	November 17, 2018
	June 8, 2009 (2)	100,000	--	$0.23	June 8, 2019
	June 27, 2011 (2)	15,000	--	$0.80	June 27, 2021
	January 18, 2012 (2)	50,000	--	$0.48	January 18, 2022

Charles E. Coppa	June 5, 2006 (1)	137,000	--	$0.36	June 5, 2016
	September 28, 2007 (1)	45,000	--	$0.35	September 28, 2017
	November 17, 2008 (1)	100,000	--	$0.33	November 17, 2018
	June 8, 2009 (1)	200,000	--	$0.23	June 8, 2019
	March 4, 2010 (1)	100,000	--	$0.36	March 4, 2020
	December 16, 2010 (2)	25,000	--	$0.45	December 16, 2020
	June 27, 2011 (2)	50,000	--	$0.80	June 27, 2021
	January 18, 2012 (2)	50,000	--	$0.48	January 18, 2022

(1)	These options were granted under the 2005 Stock Option Plan, have a ten-year term and vest at an annual rate of 20% over a five-year period from the date of grant.

(2)	These options were granted under the 2005 Stock Option Plan, have a ten-year term and vested immediately on the date of grant.

Director Compensation

The following table sets forth information concerning the compensation of our Directors who are not named executive officers for the fiscal year ended September 30, 2015:

Name	Fees Earned or Paid in Cash or Common Stock (1)	Option Awards	All Other Compensation (2)	Total
Maurice E. Needham	$—	$—	$112,817	$112,817
Lew Boyd (3)	20,000	—	—	20,000
Neil Braverman	20,000	—	—	20,000
Charles McDermott (4)	—	—	—	—
Matthew Van Steenwyk	—	—	—	—
Jamie Weston	—	—	—	—
Raymond L.M. Wong	—	—	—	—

(1)	All non-employee directors receive a quarterly board fee of $5,000 per quarter with the exception of Messrs. Van Steenwyk, Wong and Weston who have agreed to forgo their quarterly retainers.

(2)	During fiscal year 2015, we paid Mr. Needham $112,817 relating to salary ($92,000), health and life insurance ($11,817) and auto allowance ($9,000).

(3)	Mr. Boyd resigned as a director of the Company effective October 1, 2015.

(4)	Mr. McDermott was appointed a director of the Company effective October 1, 2015.

As of September 30, 2015, each Director who is not a named executive officer for the fiscal year ended September 30, 2015 holds the following aggregate number of shares under outstanding stock options:

Name	Number of Shares Underlying Outstanding Stock Options
Maurice E. Needham	850,000
Lew Boyd (1)	340,000
Neil Braverman	50,000
Charles McDermott (2)	—
Matthew Van Steenwyk	—
Jamie Weston	—
Raymond L.M. Wong	—

(1)Mr. Boyd resigned as a director of the Company effective October 1, 2015.
(2)Mr. McDermott was appointed a director of the Company effective October 1, 2015.

PROPOSAL 2

PROPOSAL TO AMEND THE RESTATED CERTIFICATE OF INCORPORATION
TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

Purpose

The Board of Directors has voted to recommend to the stockholders that the Company further amend its Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 200,000,000 to 350,000,000 shares. The text of the proposed amendment is set forth as Appendix A to this proxy statement.

Background

As of March 30, 2016, there were 57,670,668 shares of our Common Stock issued and outstanding, and we had reserved 160,701,352 additional shares for future issuance upon conversion of outstanding convertible securities. These reserved shares include: 4,252,000 shares for issuance upon exercise of awards granted under our 2005 Stock Option Plan and 1,320,000 shares for issuance upon exercise of awards granted under our 2016 Stock Option Plan; 91,831,847 shares for issuance upon exercise of stock purchase warrants; 18,522,259 shares for issuance upon conversion of our 10% Convertible Preferred Stock; 2,596,575 shares for issuance upon conversion of our Series C Preferred Stock; 22,000,000 shares for issuance upon conversion of our Series D Preferred Stock; 9,922,193 shares for issuance upon conversion of our Series D-2 Preferred Stock; 10,256,550 shares for issuance upon conversion of our Series D-3 Preferred Stock; 22,000,000 shares (the “Contingent Shares”) for issuance upon exercise of stock purchase warrants only if this Proposal No. 2 is approved; and 1,320,000 shares for issuance upon exercise of options granted subject to the approval of this Proposal No. 3 (the “New Option Shares”). In addition, the holders of our 10% Convertible Preferred Stock are entitled to receive annual dividends in an amount equal to 10% of the original purchase price of such shares. These dividends may be payable in additional shares of our Common Stock in lieu of cash. The number of shares of Common Stock we may be required to issue in payment of such dividends cannot be determined at this time.

The number of shares reserved by our Company for future issuance, including the Contingent Shares and the New Option Shares, but not including shares we may issue in payment of dividends, exceeds the number of shares authorized for issuance by 15,988,701 shares. The Board of Directors has therefore proposed an increase in the number of authorized shares of Common Stock from 200,000,000 to 350,000,000 shares. The Board of Directors believes that the increase in the number of authorized shares of Common Stock is in the best interests of our Company and our stockholders. In addition to being able to issue the Contingent Shares and the New Option Shares upon the exercise of the respective warrants and options, opportunities frequently arise that require prompt action, and the Board of Directors believes that delay necessitated for stockholder approval of a specific issuance could be detrimental to our Company and our stockholders. The Board of Directors believes that the authorized Common Stock should be increased to provide sufficient shares for such corporate purposes as may be determined by the Board of Directors. These purposes may include, among others, the issuance of Common Stock to facilitate potential mergers or acquisitions, raising capital or acquiring technology rights through the sale of stock, and/or attracting or retaining valuable employees by the issuance of additional stock options.

If this proposal is approved, the Board of Directors will have the authority to issue a total of 134,011,299 shares of Common Stock, not including shares already reserved for issuance, as described above, without further stockholder approval. Except as described above or elsewhere in this proxy statement, we have no plans, understandings, commitments or agreements or undertakings concerning the issuance of the additional shares which would be authorized by the approval of this proposal. The Board of Directors, however, considers the authorization of additional shares of Common Stock advisable to ensure prompt availability of shares for issuance should the occasion arise.

If this proposal is not approved, options to purchase 1,320,000 New Option Shares under the 2016 Stock Option Plan will be cancelled, warrants to purchase 370,000 shares of Common Stock issued to consultants will be cancelled and warrants may not be exercised for 22,000,000 Contingent Shares. There will be 7,701,299 shares of Common Stock, not including shares outstanding, New Option Shares, Contingent Shares and other shares already reserved for issuance, as described above, available for issuance without further stockholder approval. The Board of Directors does not believe these shares of Common Stock will be sufficient to satisfy future corporate opportunities and purposes.

The warrants under which the Contingent Shares may be issued have a term of five years. If this proposal is not approved by January 8, 2017, however, the term during which the warrants can be exercised for the Contingent Shares will be extended by one additional year; and if this proposal is not approved by January 8, 2018, then the term during which the warrants can be exercised for all 44,000,000 shares will be extended for a total of five additional years, to January 8, 2026. Moreover, we have agreed that, if this proposal is not approved by our stockholders prior to January 8, 2018, then on that date and every six months thereafter until this proposal has been approved or, if earlier, until such time as we are otherwise legally able to permit the exercise of the warrants in full, we must pay the holder of each warrant, as liquidated damages and not as a penalty, the sum of $0.01 for each Contingent Share for which such warrant cannot be exercised. In the event that the warrants cannot be exercised for any of the Contingent Shares, those liquidated damages would equal $440,000 per year.

The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock and the relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, unless additional shares are issued to all stockholders on a pro rata basis, the issuance of additional shares of Common Stock will reduce the current stockholders’ percentage ownership interest in the total outstanding shares of Common Stock. The issuance of any additional shares of Common Stock may also, depending on the circumstances under which those shares are issued, reduce stockholders’ equity per share. We expect, however, to receive consideration for any additional shares of Common Stock issued, thereby reducing or eliminating any adverse economic effect to each stockholder of such dilution.

The authorized but unissued shares of Common Stock could be used to make more difficult a change in control of our Company. For example, such shares could be sold to purchasers who might side with the Board of Directors in opposing a takeover bid that the Board determines not to be in the best interests of our Company and our stockholders. Such a sale could have the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of shares of our Common Stock, to acquire control of our Company since the issuance of new shares could be used to dilute the stock ownership of the acquirer. Our Restated Certificate of Incorporation and By-Laws contain certain provisions, including the grant of authority to the Board of Directors to issue up to 998,175 additional shares of preferred stock in one or more series (with such rights and preferences as the Board may determine), without the approval of stockholders, and certain provisions relating to the calling of stockholder meetings and the conduct of such meetings, that may be considered to have an anti-takeover effect. We are not aware of any pending or threatened efforts to obtain control of our Company, and the Board of Directors has no current intention to use the additional shares of Common Stock to impede a takeover attempt or to propose any additional anti-takeover measures in future proxy solicitations.

Required Stockholder Vote to Approve the Amendment Proposal

Approval of this amendment will require the affirmative vote of the holders, as of the Record Date, of (i) a majority of the issued and outstanding shares of our Common Stock, voting as a separate class, and (ii) a majority of the issued and outstanding shares of our Common Stock and Preferred Stock, voting together as a single class. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

Recommendation of our Board of Directors

Our Board of Directors unanimously recommends a vote “FOR” approval of Proposal 2 to amend the Restated Certificate in order to increase the number of authorized shares of Common Stock from 200,000,000 to 350,000,000.

PROPOSAL NO. 3

PROPOSAL TO APPROVE THE 2016 STOCK OPTION PLAN

On March 11, 2016, our Board of Directors adopted the 2016 Stock Option Plan (the “2016 Plan” or the “Plan”), subject to approval by our stockholders. The 2016 Plan is intended to replace our 2005 Stock Option Plan, which expired on March 18, 2015. The purpose of the 2016 Plan is to provide incentives to directors, officers and employees of, and consultants to, our Company and our subsidiaries by providing them with opportunities to purchase our Common Stock pursuant to options granted under the Plan. We believe that granting these options will encourage loyalty to our Company and better align the interests of our directors, officers, employees and consultants with those of our stockholders. The following is a summary of the material terms and conditions of the 2016 Plan. The full text of the 2016 Plan is attached as Appendix B to this proxy statement.

Summary of the 2016 Plan

Administration. Our Board of Directors and/or the Compensation Committee of the Board of Directors administers the 2016 Plan, which includes determining:

•	the individuals to receive options;

•	whether the options will be “incentive stock options” or “non-qualified options,” as further described below;

•	the terms and conditions of each option, including the number of shares and exercise price of the options;

•	whether restrictions such as repurchase options are to be imposed on shares subject to options, and the nature of such restrictions; and

•	the time when the options become exercisable.

The Compensation Committee has full authority to interpret the terms of the 2016 Plan and awards granted under the Plan, to adopt, amend and rescind rules and guidelines for the administration of the Plan and for its own acts and proceedings and to decide all questions and settle all controversies and disputes which may arise in connection with the Plan. The Compensation Committee or the Board may, in its discretion, determine to accelerate the vesting of any option; provided, however, that neither the Compensation Committee nor the Board may, without the consent of the option holder, accelerate the vesting of an any incentive stock option if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Internal Revenue Code, as amended (the “Code”).

Authorized Shares. We have reserved 21,000,000 shares of our Common Stock for issuance under the 2016 Plan. As described below, the shares authorized under the Plan will be subject to adjustment in the event of a stock dividend, stock split or other change in corporate structure or capitalization affecting our Common Stock. The number of shares delivered upon exercise of an option will be determined net of any shares actually or constructively transferred by the option holder to our Company in payment of the exercise price or tax withholding.

Eligibility. All directors, officers and employees of, or consultants to, our Company or any of its subsidiaries are eligible to participate in the 2016 Plan.

Types of Options. Options under the 2016 Plan may be in the form of “incentive stock options” or “non-qualified options.” Incentive stock options are stock options that meet certain conditions imposed by Section 422A of the Code. All other options are non-qualified options. The exercise price of an incentive stock option may be not less than 100% (110% for an incentive stock option granted to a 10% or more stockholder) of the fair market value of our Common Stock on the date of grant. The aggregate fair market value, determined on the date the option is granted, of the stock for which any person may be granted incentive stock options which become exercisable for the first time by such person in any calendar year cannot exceed the sum of $100,000 (determined on the date such option is granted). No incentive stock option may be granted to a person who is not an “employee” as defined in the applicable provisions of the Code and regulations issued thereunder. An incentive stock option must expire in ten years (five years in the case of an incentive stock option granted to a 10% or more stockholder) after the date of grant. No incentive stock options can be granted under the 2016 Plan after March 11, 2026, but options granted before that date may be exercised thereafter.

Transferability. Options granted under the 2016 Plan are generally non-transferable other than by will or by the laws of descent and distribution. Non-qualified options may be transferred pursuant to qualified domestic relations orders as defined in the Code or Title I of the Employee Retirement Security Act of 1974. Options may be exercised by a person other than the person to whom they were granted only in the circumstances outlined below.

Termination of Service. Under the 2016 Plan, all previously unexercised incentive stock options terminate and are forfeited automatically upon the 90th day after the termination of the option holder’s service relationship with our Company and our subsidiaries, unless the Compensation Committee expressly specifies otherwise. While not required to do so by the terms of the 2016 Plan, the Board currently expects to impose similar conditions on non-qualified stock options. In either case, however, if an option holder’s service relationship is terminated by reason of death or disability (as defined in the Plan), the vesting of the options will cease upon the date of the termination of service and the options may be exercised by the holder, the holder’s executor or administrator, or by the person to whom the option is transferred under the applicable laws of descent or distribution, as the case may be, within 180 days after the date of such termination of service. Notwithstanding the foregoing, in no event may (i) any option be exercised beyond the date on which such option would otherwise expire pursuant to its terms or (ii) any incentive stock option be exercised after the expiration of ten years (five years in the case of an incentive stock option granted to a 10% or more stockholder) from the date the incentive stock option was granted. Shares of Common Stock which are not delivered because of termination of awards may be reused for other awards.

Amendments. The Compensation Committee may at any time discontinue granting awards under the 2016 Plan. The Board may terminate or amend the Plan at any time, except that no amendment may adversely affect the rights of any option holder without his or her consent and no amendment may, without the approval of our stockholders obtained within 12 months after the Board adopts a resolution authorizing such amendment: (i) materially increase the number of shares of Common Stock available under the Plan (other than pursuant to a stock dividend, stock split or other change in corporate structure or capitalization affecting our Common Stock), (ii) change the group of persons eligible to receive incentive stock options, (iii) change the exercise price at which shares may be offered pursuant to incentive stock options (other than pursuant to a stock dividend, stock split or other change in corporate structure or capitalization affecting our Common Stock), or (iv) extend the expiration date of the 2016 Plan.

Change in Corporate Structure or Capitalization; Change in Control. In the event of a stock dividend, stock split or other change in corporate structure or capitalization affecting our Common Stock, the number and kind of shares of stock of our Company then subject to the 2016 Plan and the options then outstanding or to be granted thereunder, and the exercise price, if applicable, will be appropriately adjusted. In the event our Company is to be consolidated with or acquired by another entity in a merger, sale of substantially all of our assets or otherwise, then the Compensation Committee or the board of directors of any entity assuming the obligations of our Company under the 2016 Plan shall either (i) make appropriate provision for the continuation of such options by substituting on an equitable basis for the shares then subject to such options the consideration payable with respect to the outstanding shares of our stock in connection with the acquisition; (ii) make appropriate provisions for the continuation of such options by substituting on an equitable basis for the shares then subject to such options any equity securities of the successor corporation; (iii) upon written notice to the option holders, provide that all options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the options shall terminate; (iv) terminate all options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such options (to the extent then exercisable) over the exercise price thereof; (v) accelerate the date of exercise of such options or of any installment of such options; or (vi) terminate all options in exchange for the right to participate in any stock option or other employee benefit plan of any successor corporation.

In the event of the proposed dissolution or liquidation of our Company, each option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Compensation Committee.

Term. The 2016 Plan, unless sooner terminated by the Board of Directors, will remain in effect until March 11, 2026.

Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax aspects of the 2016 Plan. This summary is not a complete description of such consequences. Moreover, this summary relates only to federal income taxes; there may also be federal estate and gift tax consequences associated with the 2016 Plan, as well as foreign, state and local tax consequences. The 2016 Plan is not qualified under Section 401(a) of the Code.

Incentive Stock Options. In general, neither the grant nor the exercise of an incentive stock option granted under the 2016 Plan will result in taxable income to the option holder or a deduction to our Company. If the option holder does not dispose of stock received upon exercise of an incentive stock option within two years after the date the option is granted and within one year after the date of exercise, any later sale of such stock will result in a capital gain or loss.

If stock received upon the exercise of an incentive stock option is disposed of before the holding period requirements described above have been satisfied, the option holder will generally realize ordinary income at the time of disposition. The amount of such ordinary income will generally be equal to the difference between the fair market value of the Common Stock on the date of exercise and the option price. In the case of a disqualifying disposition in which a loss (if sustained) would be recognized, then the amount of ordinary income will not exceed the excess of the amount realized on the sale over the adjusted basis of the stock, that is, in general, the price paid for the stock. We will generally be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income realized by the option holder, subject to any necessary withholding and reporting requirements.

Certain option holders exercising incentive stock options may become subject to the alternative minimum tax, under which the difference between (i) the fair market value of stock purchased under incentive stock options, determined on the date of exercise, and (ii) the exercise price, will be an item of tax preference in the year of exercise for purposes of the alternative minimum tax.

Non-Qualified Options. No income results upon the grant of a non-qualified option with an exercise price that is not less than 100% of the fair market value of our Common Stock on the date of grant. When an option holder exercises a non-qualified option, he or she will realize ordinary income subject to withholding. Generally, such income will be realized at the time of exercise and in an amount equal to the excess, measured at the time of exercise, of the then fair market value of our Common Stock over the option price. We will generally be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income realized by the option holder, subject to certain withholding and reporting requirements.

Under Section 409A of the Code, a recipient of a stock option granted with an exercise price that is less than 100% of the fair market value of the underlying Common Stock on the date of grant will realize ordinary income, subject to withholding, in an amount equal to the excess of the fair market value of the Common Stock on the date of grant over the option price. In addition, the recipient will be subject to an additional excise tax equal to 20% of such amount. Under such circumstances, we will generally be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income (including the 20% excise tax) realized by the option holder.

New Plan Benefits

All of our employees (including our executive officers) and our directors are potential recipients under the 2016 Plan. The table below shows the number of stock options approved by the Board of Directors on March 11, 2016, all of which are subject to the approval of this proposal by our stockholders. Except as specifically provided in the table, other awards in this and in future years to our directors, executive officers and employees will be determined in accordance with our then current grant practices and may vary.

2016 Stock Option Plan

Name and Position	Dollar Value ($) (1)	Number of Shares Granted, Subject to Approval of the Plan (2)
Lyle Jensen, Chief Executive Officer; President; Director	$—	—
Charles E. Coppa, Chief Financial Officer; Treasurer; Secretary	$—	—
Executive Officer Group, Non-Employee Director Group	$—	—
Non-Executive Officer Employee Group	$109,916	1,320,000

(1)	Represents the fair market value of the options granted at an exercise price of $.14 per share.

(2)	If the 2016 Plan is not approved by stockholders, these grants will be deemed void.

Required Stockholder Vote to Approve the Amendment Proposal

Approval of the 2016 Plan will require the affirmative vote of the holders, as of the Record Date, of (i) at least 67% of the issued and outstanding shares of our Series D Preferred Stock, voting as a separate class, and (ii) a majority of the issued and outstanding shares of our Common Stock and Preferred Stock, voting together as a single class, that are represented in person or by proxy and voting at the Annual Meeting.

Recommendation of our Board of Directors

Our Board of Directors unanimously recommends a vote “FOR” approval of Proposal 3 to adopt the 2016 Stock Option Plan.

PROPOSAL NO. 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.

Our executive compensation programs are designed to motivate and retain our named executive officers, who are critical to our success, and to reward our named executive officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total stockholder return. We seek to closely align the interests of our named executive officers with the interests of our stockholders, and our Compensation Committee regularly reviews named executive officer compensation to ensure such compensation is consistent with our goals.

Required Stockholder Vote

This vote is advisory, which means that the vote on executive compensation is not binding on the Company, our Board of Directors, or the Compensation Committee of the Board of Directors. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission. To the extent there is a significant vote against the compensation of our named executive officers as disclosed in this proxy statement, the Compensation Committee will evaluate whether any actions are necessary to address our shareholders’ concerns.

Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2016 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table, and the other related tables and disclosure.

Recommendation of our Board of Directors

The Board of Directors recommends a vote “FOR” the approval of the compensation of our named executive officers, as disclosed in this proxy statement.

PROPOSAL NO. 5

RATIFICATION OF SELECTION OF AUDITORS

Upon the recommendation of the Audit Committee, the Board of Directors has reappointed Schechter, Dokken, Kanter, Andrews & Selcer, Ltd., to audit our consolidated financial statements for the fiscal year ending September 30, 2016. Schechter, Dokken, Kanter, Andrews & Selcer, Ltd., has served as our independent registered public accounting firm since fiscal 2007.

Stockholder ratification of our independent auditors is not required under Delaware law or under our Restated Certificate of Incorporation or By-Laws.

If the stockholders do not ratify the selection of Schechter, Dokken, Kanter, Andrews & Selcer, Ltd., as our independent auditors for the fiscal year ending September 30, 2016, our Board of Directors will evaluate what would be in the best interests of our Company and our stockholders and consider whether to select new independent auditors for the current fiscal year or whether to wait until the completion of the audit for the current fiscal year before changing independent auditors.

Audit Fees

The following table shows the aggregate fees that we paid or accrued for the audit and other services provided by Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. for the fiscal years ended September 30, 2015 and September 30, 2014. A representative of Schechter, Dokken, Kanter, Andrews & Selcer, Ltd., will not be attending this year’s Annual Meeting.

	Amount of Fee for
Type of Service	Fiscal 2015	Fiscal 2014
Audit Fees	$188,210	$134,200
Audit-Related Fees	—	—
Tax Fees	28,125	23,380
All Other Fees	—	—
	$216,335	$157,580

Audit Fees: These fees are for professional services rendered in connection with the audit of our annual financial statements, review of financial statements included in our Form 10-Q Quarterly Reports and services that are customarily provided by independent auditors in connection with statutory and regulatory filings or engagements for the relevant fiscal years.

Audit-Related Fees: These fees are for various accounting consultations.

Tax Fees: These fees are for professional services rendered for tax compliance, tax planning and tax advice. The services for the fees disclosed under this category include tax return preparation, research and technical tax advice.

Pre-Approval Policies and Procedures: The Audit Committee has adopted policies which provide that our independent auditors may only provide those audit and non-audit services that have been pre-approved by the Audit Committee, subject, with respect to non-audit services, to a de minimis exception (discussed below) and to the following additional requirements: (i) such services must not be prohibited under applicable federal securities rules and regulations, and (ii) the Audit Committee must make a determination that such services would be consistent with the principles that the independent auditor should not audit its own work, function as part of management, act as an advocate of our Company, or be a promoter of our Company’s stock or other financial interests. The chairman of the Audit Committee has the authority to grant pre-approvals of permitted non-audit services between meetings, provided that any such pre-approval must be presented to the full Audit Committee at its next scheduled meeting.

During fiscal 2015 and 2014, all of the non-audit services provided by Schechter, Dokken, Kanter, Andrews & Selcer, Ltd., were pre-approved by the Audit Committee. Accordingly, the Audit Committee did not rely on the de minimis exception noted above. This exception waives the pre-approval requirements for non-audit services if certain conditions are satisfied, including, among others, that such services are promptly brought to the attention of and approved by the Audit Committee prior to the completion of the audit.

Recommendation of our Board of Directors

The Board of Directors recommends a vote “FOR” ratification of its selection of Schechter, Dokken, Kanter, Andrews & Selcer, Ltd., as independent auditors for the fiscal year ending September 30, 2016.

PROPOSAL 6

ADJOURNMENT

Purpose

In the event there are not sufficient votes present, in person or by proxy, at the Annual Meeting to approve Proposal 2, the amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 200,000,000 to 350,000,000, our chief executive officer or other officer, acting in his capacity as chairperson of the meeting, may propose an adjournment of the Annual Meeting to a later date or dates to permit further solicitation of proxies.

Required Stockholder Vote to Approve the Adjournment Proposal

Approval of the adjournment proposal will require the affirmative vote of the holders of a majority of the issued and outstanding shares of our Common Stock and Preferred Stock, voting together as a single class, that are represented in person or by proxy and voting at the Annual Meeting. Assuming the presence of a quorum, abstentions, broker “non-votes” and shares not represented at the Annual Meeting will have no effect on the adjournment proposal.

Recommendation of our Board of Directors

Our Board of Directors unanimously recommends a vote “FOR” approval of Proposal 6 to adjourn the Annual Meeting, if necessary to obtain the requisite number of proxies to approve Proposal 2.

TRANSACTION OF OTHER BUSINESS

Our Board of Directors is not aware of any other business that may come before the Annual Meeting. However, if additional matters properly come before the Annual Meeting, shares represented by all proxies received by our Board of Directors will be voted with respect thereto at the discretion and in accordance with the judgment of the proxy holders.

ADVANCE NOTICE PROCEDURES

Under our By-Laws, nominations for a director may be made only by the Board of Directors, a committee appointed by the Board of Directors, or by a stockholder of record entitled to vote on the election of directors, who is also a stockholder at the record date of the meeting and also on the date of the meeting at which directors are to be elected, who has delivered notice to our principal executive offices (containing certain information specified in the By-laws) (i) not fewer than 60 days nor more than 90 days prior to the anniversary date of the preceding year’s annual meeting, or (ii) if the meeting is called for a date not within 30 days before or after such anniversary date, not later than the close of business on the 10th day following the date notice of such meeting is mailed or made public, whichever is earlier.

Our By-laws also provide that no business may be brought before an annual meeting of stockholders except as specified in the notice of the meeting or as otherwise brought before the meeting by or at the direction of the Board of Directors, the presiding officer or by a stockholder who shall have been a stockholder of record on the record date for such meeting and who shall continue to be entitled to vote thereafter, who has delivered notice to our principal executive offices (containing certain information specified in the By-Laws) (i) not fewer than 60 days nor more than 90 days prior to the anniversary date of the preceding year’s annual meeting, or (ii) for a special meeting or an annual meeting called for a date not within 30 days before or after such anniversary date, not later than the close of business on the 10th day following the date notice of such meeting is mailed or made public, whichever is earlier.

These requirements are separate and apart from and in addition to the requirements that a stockholder must meet in order to have a stockholder proposal included in our Proxy Statement under Rule 14a-8 of the Securities Exchange Act of 1934. A copy of the full text of the By-Law provisions discussed above may be obtained by writing to the Corporate Secretary, American Power Group Corporation, 7 Kimball Lane, Building A, Lynnfield, MA 01940.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended for inclusion in the proxy statement to be mailed to all stockholders entitled to vote at our next annual meeting of stockholders must be received at our principal executive offices not later than December 13, 2016. In order to curtail controversy as to the date on which a proposal was received by us, it is suggested that proponents submit their proposals by Certified Mail Return Receipt Requested.

INFORMATION INCORPORATED BY REFERENCE

As permitted by Item 13(b) of Schedule 14A of Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are “incorporating by reference” into this proxy statement our Annual Report on Form 10-K for the fiscal year ended September 30, 2015, which we filed with the Securities and Exchange Commission (“SEC”) on January 13, 2016, and our Quarterly Report on Form 10-Q for the fiscal period ended December 31, 2015, which we filed with the SEC on February 11, 2016. A copy of the Annual Report and the Quarterly Report, containing financial statements and management’s discussion and analysis of our financial condition and results of operations for the year ended September 30, 2015 and the quarter ended December 31, 2015, respectively, are being mailed contemporaneously with this proxy statement to all stockholders entitled to vote.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document that the Company files at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a website at http://www.sec.gov, from which interested persons can electronically access the Company’s SEC filings.

REQUEST TO SIGN, DATE AND RETURN PROXIES

If you do not intend to be present at the Annual Meeting on May 13, 2016, please sign, date and return the enclosed proxy card at your earliest convenience.

BY ORDER OF THE BOARD OF DIRECTORS,

Charles E. Coppa

Chief Financial Officer, Treasurer and Secretary

Proxy - Common Stock

AMERICAN POWER GROUP CORPORATION
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
May 13, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of American Power Group Corporation (the “Company”) hereby appoints Lyle Jensen and Charles E. Coppa, and each of them acting singly, with full power of substitution, the attorneys and proxies of the undersigned and authorizes them to represent and vote on behalf of the undersigned, as designated, all of the shares of Common Stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on May 13, 2016, and at any adjournment or postponement of such meeting for the purposes identified on the reverse side of this proxy and with discretionary authority as to any other matters that properly come before the Annual Meeting, in accordance with and as described in the Notice of Annual Meeting of Stockholders and Proxy Statement. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If this proxy is returned without direction being given, this proxy will be voted “FOR” all proposals.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at
www.americanpowergroupinc.com/proxy-statements.html

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF
AMERICAN POWER GROUP CORPORATION
May 13, 2016

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, “FOR” THE OPTION OF AN ANNUAL VOTE AS THE PREFERRED FREQUENCY FOR FUTURE SAY-ON-PAY VOTES AND “FOR” ALL OTHER PROPOSALS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

1. Election of four Directors:

☐	For all nominees
☐	Withhold authority for all nominees	Nominees: ☐ Lyle Jensen ☐ Matthew Van Steeenwyk ☐ Charles McDermott ☐ Neil Braverman
☐	For all except (see instructions below)

Instructions: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: O

2.	To approve an amendment to Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 200,000,000 to 350,000,000.

☐For        ☐Against         ☐Abstain

3. To approve the adoption of the 2016 Stock Option Plan.

☐For        ☐Against         ☐Abstain

4.	To approve an advisory vote on the compensation of the Company’s named Executive Officers (the “say-on-pay).

☐For        ☐Against         ☐Abstain

5.	To ratify the selection of the firm of Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. as the Company’s independent auditors for the fiscal year ending September 30, 2016.

☐For        ☐Against         ☐Abstain

6.	To approve one or more adjournments of the Special Meeting.

☐For        ☐Against         ☐Abstain

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

Please check here if you plan to attend the meeting. ☐

____________________    ______        ____________________    ______
Signature of Stockholder     Date:         Signature of Stockholder     Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Proxy - Convertible Preferred Stock

AMERICAN POWER GROUP CORPORATION
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
May 13, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of American Power Group Corporation (the “Company”) hereby appoints Lyle Jensen and Charles E. Coppa, and each of them acting singly, with full power of substitution, the attorneys and proxies of the undersigned and authorizes them to represent and vote on behalf of the undersigned, as designated, all of the shares of 10% Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series D-2 Convertible Preferred Stock and/or Series D-3 Convertible Preferred Stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on May 13, 2016, and at any adjournment or postponement of such meeting for the purposes identified on the reverse side of this proxy and with discretionary authority as to any other matters that properly come before the Annual Meeting, in accordance with and as described in the Notice of Annual Meeting of Stockholders and Proxy Statement. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If this proxy is returned without direction being given, this proxy will be voted “FOR” all proposals.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at
www.americanpowergroupinc.com/proxy-statements.html

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF
AMERICAN POWER GROUP CORPORATION
May 13, 2016

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS, “FOR” THE OPTION OF AN ANNUAL VOTE AS THE PREFERRED FREQUENCY FOR FUTURE SAY-ON-PAY VOTES AND “FOR” ALL OTHER PROPOSALS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

1. Election of one Director:

☐	For Matthew Van Steenwyk
☐	Withhold authority for the nominee

2.	To approve an amendment to Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 200,000,000 to 350,000,000.

☐For        ☐Against         ☐Abstain

3. To approve the adoption of the 2016 Stock Option Plan.

☐For        ☐Against         ☐Abstain

4.	To approve an advisory vote on the compensation of the Company’s named Executive Officers (the “say-on-pay).

☐For        ☐Against         ☐Abstain

5.	To ratify the selection of the firm of Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. as the Company’s independent auditors for the fiscal year ending September 30, 2016.

☐For        ☐Against         ☐Abstain

6.	To approve one or more adjournments of the Special Meeting.

☐For        ☐Against         ☐Abstain

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

Please check here if you plan to attend the meeting. ☐

____________________    ______        ____________________    ______
Signature of Stockholder     Date:         Signature of Stockholder     Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

APPENDIX A

CERTIFICATE OF AMENDMENT
TO THE
RESTATED CERTIFICATE OF INCORPORATION
OF
AMERICAN POWER GROUP CORPORATION

(Pursuant to Section 242 of the General Corporation Law of the State of Delaware)

American Power Group Corporation (hereinafter called the “Corporation”), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

The Board of Directors of the Corporation duly adopted resolutions at a meeting, pursuant to Section 242 of the General Corporation Law of the State of Delaware, setting forth a proposed amendment to the Restated Certificate of Incorporation of the Corporation, as amended to date, and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment at a meeting held on March 11, 2016, in accordance with Section 242 of the General Corporation Law of the State of Delaware. The resolutions setting forth the amendments are as follows:

RESOLVED:
That Article FOURTH of the Restated Certificate of Incorporation of American Power Group Corporation, as amended to date, be and hereby is further amended by deleting the first paragraph thereof and inserting in its place the following:

“This corporation is authorized to issue seven classes of stock, to be designated, respectively, “Common Stock,” “10% Convertible Preferred Stock,” “Series C Convertible Preferred Stock,” “Series D Convertible Preferred Stock,” “Series D-2 Convertible Preferred Stock,” “Series D-3 Convertible Preferred Stock” and “Preferred Stock.” The total number of shares this corporation is authorized to issue is Three Hundred Fifty-One Million (351,000,000) shares of capital stock. Of such authorized shares, Three Hundred Fifty Million (350,000,000) shares shall be designated “Common Stock” and have a par value of $0.01 per share; One Thousand One Hundred Forty-Six (1,146) shares shall be designated “10% Convertible Preferred Stock” and have a par value of $1.00 per share; Two Hundred (200) shares shall be designated “Series B 10% Convertible Preferred Stock” and have a par value of $1.00 per share; Two Hundred Seventy-Five (275) shares shall be designated “Series C Convertible Preferred Stock” and have a par value of $1.00 per share; Twenty-Two (22) shares shall be designated “Series D Convertible Preferred Stock” and have a par value of $1.00 per share; Four Hundred (400) shares shall be designated “Series D-2 Convertible Preferred Stock” and have a par value of $1.00 per share; Two Hundred Ten (210) shares shall be designated “Series D-3 Convertible Preferred Stock” and have a par value of $1.00 per share; Nine Hundred Ninety-Seven Thousand, Seven Hundred Forty-Seven (997,747) shares shall be designated “Preferred Stock” and have a par value of $1.00 per share.”

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of this Corporation on this ___ day of __________, 2016.

By: _____________________________________________
Charles E. Coppa
Chief Financial Officer, Treasurer and Secretary

APPENDIX B

AMERICAN POWER GROUP CORPORATION
2016 STOCK OPTION PLAN

1.Purpose. This 2016 Stock Option Plan (the "Plan") is intended to provide incentives: (a) to the officers and other employees of American Power Group Corporation, a Delaware corporation (the "Company"), its parent (if any) and any present or future subsidiaries of the Company (collectively, "Related Corporations") by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which qualify as "incentive stock options" under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code") ("ISO" or "ISOs"); and (b) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"). As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation", respectively, as those terms are defined in Section 424 of the Code.

2.Administration of the Plan

A.Board or Committee Administration. The Plan shall be administered by the Board of Directors of the Company (the "Board") or by a Committee appointed by the Board pursuant to Section 2B of the Plan. Hereinafter, all references in this Plan to the "Committee" shall mean the Board if no Committee has been appointed. Subject to ratification of the grant or authorization of each Option by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under paragraph 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options) to whom Non-Qualified Options may be granted; (ii) determine the time or times at which Options may be granted; (iii) determine the option price of shares subject to each Option, which price shall not be less than the minimum price specified in paragraph 6; (iv) determine, with respect to each Option granted under the Plan, whether such Option shall be an ISO or a Non-Qualified Option; (v) determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options and the nature of such restrictions, if any, and (vii) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. If the Committee determines to issue an ISO, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as a Non-Qualified Option. The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

B.The Board may delegate administration of the Plan to a Committee composed of not fewer than two (2) Directors (the "Committee"), each of the members of which Committee shall be (i) a Non-Employee Director (as such term is defined in Rule 16b-3(b)(3)(i)) and (ii) an “outside director” (within the meaning of such term Section 1562(m) of the Code. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted form time to time by the Board.

C.Any requirement that each member of the Committee be a "Non-Employee Director" shall not apply (i) after the date the Company ceases to have any class of equity security registered under Section 12 of the Securities Exchange Act of 1934, as amended, or (ii) if the Board expressly declares that such requirement shall not apply.

3.Eligible Employees and Others. ISOs may be granted to any employee of the Company or any Related Corporation. Those officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Non-Qualified Options may he granted to any employee, officer or director (including Non-Employee Directors) or consultant of the Company or any Related Corporation. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant an ISO or a Non-Qualified Option. Granting of any Options to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grants of Options.

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4.Stock. The stock subject to Options shall be authorized but unissued shares of Common Stock of the Company, par value $.01 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is 21,000,000, subject to adjustment as provided in paragraph 13. Any such shares may be issued as ISOs or Non-Qualified Options so long as the number of shares so issued does not exceed such number, as adjusted. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject to such Options shall again be available for grants of Option under the Plan. The number of shares of Common Stock in respect of which an optionee may receive Options under the Plan in any year shall not exceed six million shares, subject to adjustment as provided in paragraph 13.

5.Granting of Options. Options may be granted under the Plan at any time after March 11, 2016 and prior to March 11, 2026. The date of grant of Options under the Plan will be the date specified by the Committee at the time it grants the Option; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to paragraph 16.

6.Minimum Option Price; ISO Limitation

A.Price for Non-Qualified Options. The exercise price per share specified in the agreement relating to each Non-Qualified Option granted under the Plan shall in no event be less than the minimum legal consideration required therefor under the laws of the State of Delaware or the laws of any jurisdiction in which the Company or its successors in interest may be organized.

B.Price for ISOs. The exercise price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant.

C.$100,000 Annual Limitation on ISOs. Each eligible employee may be granted ISOs only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any Related Corporation, the value of Common Stock (determined at the time ISOs were granted) which is subject to ISOs that become exercisable for the first time by such employee during any calendar year does not exceed $100,000. Any options granted to an employee in excess of such amount will be granted as Non-Qualified Options.

D.Determination of Fair Value Market. If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market (or successor trading system), if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market (or successor trading system). However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

7.Option Duration. Subject to earlier termination as provided in paragraphs 9 and 10, each Option shall expire on the date specified by the Committee, but not more than (i) ten years and one day from the date of grant in the case of Non-Qualified Options, (ii) ten years from the date of grant in the case of ISOs generally, and (iii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation. Subject to earlier termination as provided in paragraphs 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 16.

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8.Exercise of Option. Subject to the provisions of paragraphs 9 through 12, each Option granted under the Plan shall be exercisable as follows:

A.Vesting. The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

B.Full Vesting of Installments. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

C.Partial Exercise. Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

D.Acceleration of Vesting. The Committee shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Committee shall not, without the consent of an optionee, accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 16) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 6(C).

E.Extension of Exercise Period. Notwithstanding any provision herein to the contrary, the Committee may, in its discretion, extend the exercise period with respect to any Non-Qualified Option.

9.Termination of Employment. If an ISO optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in paragraph 10, no further installments of his ISOs shall become exercisable, and his ISOs shall terminate after the passage of ninety (90) days from the date of termination of his employment (or at such earlier date as may be specified in the optionee’s option agreement), but in no event later than on their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 16. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed ninety (90) days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. Nothing in the Plan shall be deemed to give any grantee of any Option the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

10. Death; Disability

A.Death. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his death, any ISO of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of the specified expiration date of the ISO or 180 days from the date of the optionee's death.

B.Disability. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his disability, he shall have the right to exercise any ISO held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the earlier of the specified expiration date of the ISO or 180 days from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or successor statute.

11.Assignability. No Option shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution or, with respect to Non-Qualified Options only, pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. During the lifetime of the optionee each ISO shall be exercisable only by him. Any assignment or transfer, or attempted assignment or transfer, of an Option in violation of this Section 11 shall be void.

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12.Terms and Conditions of Options. Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. In granting any Non-Qualified Option, the Committee may specify that such Non-Qualified option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

13.Adjustments. Upon the occurrence of any of the following events, an optionee's rights with respect to Options granted to him hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:

A.Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

B.Consolidation or Mergers. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; or (ii) make appropriate provisions for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options any equity securities of the successor corporation; or (iii) upon written notice to the optionees, provide that all Options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iv) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof; or (v) accelerate the date of exercise of such Options or of any installment of such Options; or (vi) terminate all Options in exchange for the right to participate in any stock option or other employee benefit plan of any successor corporation.

C.Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised his Option prior to such recapitalization or reorganization.

D.Modifications of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs A, B or C with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.
E.Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

F. Issuances of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities- convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

G.Fractional Shares. No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

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H.Adjustments. Upon the happening of any of the events described in subparagraphs A, B or C above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Options which previously have been or subsequently may be granted under the Plan, and the number of shares of Common Stock in respect of which an optionee may receive Options under the Plan in any year, shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 13 and, subject to paragraph 2, its determination shall be conclusive.

If any person or entity owning restricted Common Stock obtained by exercise of an Option made hereunder receives shares or securities or cash in connection with a corporate transaction described in subparagraphs A, B or C above as a result of owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee or the Successor Board.

14.Means of Exercising Options. An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, or (b) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, (c) at the discretion of the Committee and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the Option and an authorization to the broker, or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise, or (d) at the discretion of the Committee, by any combination of (a), (b) and (c) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b), (c) or (d) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by his Option until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

15.Terms and Amendment of Plan. This Plan was adopted by the Board on March 7, 2016 subject to approval of the Plan by the stockholders of the Company at the next Meeting of Stockholders or, in lieu thereof, by written consent. If the approval of stockholders is not obtained prior to March 7, 2017, any grants of ISOs under the Plan made prior to that date will be rescinded. The Plan shall expire at the end of the day on March 7, 2026 (except as to Options outstanding on that date). Subject to the provisions of paragraph 5 above, Options may be granted under the Plan prior to the date of stockholder approval of the Plan. The Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions: (a) the total number of shares that may be issued under the Plan may not be materially increased (except by adjustment pursuant to paragraph 13); (b) the provisions of paragraph 3 regarding eligibility for grants of ISOs may not be modified; (c) the provisions of paragraph 6(B) regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to paragraph 13); and (d) the expiration date of the Plan may not be extended. Except as otherwise provided in this paragraph 15, in no event may action of the Board or stockholders alter or impair she rights of a grantee, without his consent, under any Option previously granted to him.

16.Conversion of ISOs into Non-Qualified Options; Termination of ISOs. The Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such ISOs. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

17.Application of Funds. The proceeds received by the Company from the sale of shares pursuant to Options granted under the Plan shall be used for general corporate purposes.

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18.Governmental Regulation. The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

19.Withholding of Additional Income Taxes. Upon the exercise of a Non-Qualified Option or the making of a Disqualifying Disposition (as defined in paragraph 20), the Company, in accordance with Section 3402(a) of the Code, may require the optionee to remit to the Company additional withholding taxes in respect of the amount that is considered compensation includible in such person's gross income. The Committee in its discretion may condition the exercise of an option on the grantee's remission of such additional withholding taxes.

20.Notice to Company of Disqualifying Disposition. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such Common Stock before the later of (a) two years after the date the employee was granted the ISO, or (b) one year after the date the employee acquired Common Stock by exercising the ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

21.Governing Law; Construction. The validity and construction of the Plan and the instruments evidencing Options shall be governed by the laws of the State of Delaware, or the laws of any jurisdiction in which the Company or its successors in interest may be organized. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

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